UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 13, 2012

Oilsands Quest Inc.
(Exact name of registrant as specified in its charter)

Colorado	001-32994	98-0461154
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800, 1333 - 8th Street SW Calgary, Alberta, Canada	T2R 1M6
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (403) 263-1623

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements for Certain Officers

(e) Retention Agreements with Annie Lamoureux, Simon Raven, and Garth Wong

Effective February 13, 2012 Oilsands Quest Inc. (the “Company”) entered into three separate and essentially identical Retention Agreements (the “Agreements”) with Annie Lamoureux, Vice President and Controller, Simon Raven, Vice President, Exploration and Development, and Garth Wong, President and Chief Executive Officer of the Company (each an “Executive”, and together, the “Executives”).  To encourage the Executives to continue their service with the Company during the Companies’ Creditors Arrangement Act (“CCAA”) process, which was commended on November 29, 2011, the Agreements provide for the payment of a retention bonus of 50% of the respective Executive’s base salary at January 1, 2012, less statutory deductions (the “Retention Bonus”).

Pursuant to the Agreements, the payment of the Retention Bonus shall be made in two parts, one payment comprising fifty percent of the Retention Bonus will be made within one month of the earlier of the exit from the CCAA process, as approved by the Alberta Court of Queen’s Bench (the “Court”), or December 31, 2012 (the “Target Date”) or June 30, 2012. The second payment, comprising the remaining balance of the Retention Bonus, is to be made within one month of the earlier of the Target Date or December 31, 2012.  If the Target Date occurs prior to June 30, 2012, the Executives will not be eligible for the second payment.

The foregoing description is qualified in its entirety by reference to the Agreements, the forms of which are attached hereto as Exhibit 10.1 and 10.2 and incorporated by reference herein.

Item 8.01.	Other Information.

On February 17, 2012, Oilsands Quest Inc. (the “Company”) issued a press release announcing that it received approval for the previously announced debtor-in-possession financing from the Alberta Court of Queen’s Bench (the “Court”), that the Court approved an extension of the CCAA process to May 18, and that the Court delayed its decision regarding the sale of the Eagles Nest property until February 22, 2012. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.  The press release is also available on the Company’s website at www.oilsandsquest.com.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits.

Exhibit Number	Exhibit Description

10.1	Form of Retention Bonus Letter Agreement (Lamoureux/Raven)
10.2	Form of Retention Bonus Letter Agreement (Wong)
99.1	Press Release dated February 17, 2012

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 17, 2012	Oilsands Quest Inc. (Registrant)

	By:	/s/ Garth Wong
Name: Garth Wong
Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Exhibit Description

10.1	Form of Retention Bonus Letter Agreement (Lamoureux/Raven)
10.2	Form of Retention Bonus Letter Agreement (Wong)
99.1	Press Release dated February 17, 2012

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